UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2009

CHINA MEDICINE CORPORATION
(Exact name of Registrant as specified in charter)

Nevada	000-000-51379	51-0539830
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

Guangri Tower, Suite 702
No. 8 Siyou South 1st Street
Yuexiu District
Guangzhou, China 510600
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (8620) 8739-1718

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On November 16, 2009, the registrant issued a press release announcing (i) certain financial results for the fiscal quarter ended September 30, 2009; and (ii) a conference call to be held by the registrant on Monday, November 16, 2009 at 10:00 a.m. Eastern Standard Time to discuss the results of operations for the quarter ended September 30, 2009.  A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following is filed as an exhibit to this report:

Exhibit No.	Description

99.1	Press Release of China Medicine Corporation, dated November 16, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA MEDICINE CORPORATION

By:	/s/ Senshan Yang
Name:	Senshan Yang
Title:	Chief Executive Officer

Date:    November 16, 2009

Exhibit Index

Exhibit No.	Description

99.1	Press Release of China Medicine Corporation, dated November 16, 2009